Waddell & Reed Advisors
                         Continental
                         Income Fund,
                         Inc.

                         Annual
                         Report
                         --------------
                         March 31, 2001

CONTENTS


         3     Manager's Discussion

         6     Performance Summary

         8     Portfolio Highlights

         9     Investments

        15     Statement of Assets and Liabilities

        16     Statement of Operations

        17     Statement of Changes in Net Assets

        18     Financial Highlights

        22     Notes to Financial Statements

        28     Independent Auditors' Report

        29     Income Tax Information

        30     Directors & Officers














This report is submitted for the general information of the shareholders of Waddell & Reed Advisors Continental Income Fund, Inc. It is not authorized for distribution to prospective investors in the Fund unless accompanied with or preceded by the Waddell & Reed Advisors Continental Income Fund, Inc. current prospectus and current Fund performance information.

MANAGER'S DISCUSSION
-----------------------------------------------------------------
  March 31, 2001

An interview with Cynthia P. Prince-Fox, portfolio manager of Waddell & Reed Advisors Continental Income Fund, Inc.

This report relates to the operation of Waddell & Reed Advisors Continental Income Fund, Inc. for the fiscal year ended March 31, 2001. The following discussion, graphs and tables provide you with information regarding the Fund's performance during that period.

How did the Fund perform during the last fiscal year?
The Fund outperformed one of its three benchmark indexes during the fiscal year, indicating the difficult environment for equities and the somewhat better environment for bonds. The Class A shares of the Fund posted negative returns for the fiscal year, declining 11.03 percent. Because the Fund was positioned defensively toward the end of 2000, and we maintained that posture during the first quarter of 2001, the returns were considerably better than the S&P 500 Index (reflecting the performance of securities that generally represent the stock market), which declined 21.85 percent during the fiscal year. The Salomon Brothers Treasury/Government Sponsored/Corporate Index (reflecting the performance of securities generally representing the bond market) increased
12.52 percent for the fiscal year, while the Lipper Balanced Funds Universe Average (representing the universe of funds with similar investment objectives) declined 6.74 percent for the fiscal year. Multiple indexes are presented because the Fund invests in stocks and bonds, as well as other instruments. It should be noted that, in the comparison charts, the value of the investment in the Fund is impacted by the sales load at the time of the investment, while the values for the benchmark indexes do not reflect a sales load.

Why did the Fund outperform one benchmark index, yet lag its other two benchmark indexes, during the fiscal year?
The Fund outperformed its stock benchmark, the S&P 500, primarily because of the performance of the fixed income holdings in the portfolio and because of the defensively positioned equity portion of the portfolio. The fixed income portion of the portfolio enjoyed returns of 12.8 percent because of its exposure to high quality government securities and modest exposure to the corporate markets. On the equity side of the portfolio, we significantly reduced our technology weightings where we thought valuations had reached unsustainable levels. The declining equity markets during the fiscal year, coupled with earlier interest rate increases by the Federal Reserve, provided a more positive environment for bonds, as evidenced by the returns in the bond market benchmark index returns.

What other market conditions or events influenced the Fund's performance during the fiscal year?
It is now apparent that the market weakness that we experienced in the latter part of 2000 was only a prelude to the weakness that we have seen so far this year. We feel that this has at least in part been the result of a dramatic increase in earnings pre-announcements. Whether or not we are headed for an economic recession, we certainly seem headed for a corporate profits recession. We feel that this has resulted in a significant pricing readjustment for the market as a whole, and for the technology sector in particular. This environment significantly influenced the equity holdings in the portfolio.

What strategies and techniques did you employ that specifically affected the Fund's performance?
We chose to adopt a more defensive strategy with our equity holdings once we saw that the market was beginning to decline. To that end, we established positions in the financial services, health care and energy sectors. We felt that, within these sectors, the fundamentals would allow securities to remain somewhat insulated to an economic downturn. However, even these stocks have come down, due to what we feel is more economic uncertainty and a compression in the valuation measures.

What industries or sectors did you emphasize during the fiscal year, and what looks attractive to you going forward?
Although we emphasized energy and health care securities during the last year, given the overall equity market decline, we have slightly reduced our exposure in these sectors. However, we continue to believe that earnings in these sectors should fare considerably better than most other sectors in the coming quarters. Going forward, we believe that the consumer should begin to benefit from declining interest rates, which should favor sectors such as retail and consumer durables. We anticipate focusing on these areas for future investments.

Respectfully,


Cynthia P. Prince-Fox
Manager
Waddell & Reed Advisors
Continental Income Fund, Inc.

Comparison of Change in Value of $10,000 Investment

               Waddell & Reed              Salomon
               Advisors                   Brothers
               Continental               Treasury/         Lipper
               Income                   Government       Balanced
               Fund, Inc.,      S&P     Sponsored/          Funds
               Class            500      Corporate       Universe
               A Shares       Index          Index        Average
               ---------  ---------     ----------     ----------
  03-31-91      9,425        10,000         10,000         10,000
  03-31-92     10,837        11,104         11,164         11,226
  03-31-93     12,363        12,795         12,762         12,716
  03-31-94     13,155        12,984         13,127         13,120
  03-31-95     13,996        15,005         13,732         14,086
  03-31-96     17,257        19,822         15,239         17,102
  03-31-97     18,274        23,735         15,927         18,990
  03-31-98     22,879        35,138         17,907         24,456
  03-31-99     23,652        41,649         19,078         26,201
  03-31-00     27,522        49,216         19,380         28,936
  03-31-01     25,979        38,461         21,806         26,985

====  Waddell & Reed Advisors Continental Income Fund, Inc., Class A Shares* --
     $25,979
++++  S&P 500 Index  -- $38,461
**** Salomon Brothers Treasury/Government Sponsored/Corporate Index - $21,806 ---- Lipper Balanced Funds Universe Average -- $26,985

*The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return+
                    Class A    Class B   Class C   Class Y
               ----------------------------------------------
   Year Ended
   3-31-01       -11.03%       -9.84%  -6.54%    -5.34%
 5 Years Ended
   3-31-01         7.25%       ---       ---      8.77%
10 Years Ended
   3-31-01        10.02%       ---       ---      ---
Since inception of
Class** through
   3-31-01          ---        1.37%     3.72%    9.07%

 +Performance data quoted represents past performance and is based on deduction of the maximum applicable sales load for each of the periods. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry maximum contingent deferred sales charges of 5% and 1%, respectively. Total returns reflect share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.
++10-4-99 for Class B shares, 10-5-99 for Class C shares and 1-4-96 for Class Y shares (the date on which shares were first acquired by shareholders).

Past performance is not predictive of future performance. Indexes are unmanaged.

SHAREHOLDER SUMMARY OF CONTINENTAL INCOME FUND
--------------------------------------------------------------
Continental Income Fund

                              GOALS: To seek to provide current income. As a secondary goal, the Fund seeks long-term appreciation of capital.

Strategy
Invests primarily in income-producing securities including equity securities of medium to large, well-established dividend-paying companies and debt securities, either U.S. Government securities or investment-grade corporate bonds.

Founded
1970

Scheduled Dividend Frequency
Quarterly (March, June, September, December)

Portfolio Strategy
Normally not more than 75% of assets in Common Stocks.
Normally at least 25% of assets in Debt Securities or Preferred Stock.

Performance Summary -- Class A Shares
           Per Share Data
For the Fiscal Year Ended March 31, 2001
----------------------------------------
Dividends paid                  $0.17
                                =====
Capital gains distribution      $0.75
                                =====
Net asset value on
   3-31-01 $6.87 adjusted to:   $7.62(A)
   3-31-00                       8.20
                               ------
Change per share               $(0.58)
                               ======

(A) This number includes the capital gains distribution of $0.75 paid in December 2000 added to the actual net asset value on March 31, 2001.

    Past performance is not necessarily indicative of future results.

SHAREHOLDER SUMMARY OF CONTINENTAL INCOME FUND
Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be less than the results shown below. Please check the Waddell & Reed website at www.waddell.com for more current performance information.

Average Annual Total Return (A)
                         Class A                      Class B
                  -----------------------    -----------------------*
                      With      Without         With        Without
Period           Sales Load(B) Sales Load(C)  CDSC(D)        CDSC(E)
------            ----------   ----------    -----------    ----------
 1-year period
  ended 3-31-01    -11.03%      -5.61%          -9.84%        -6.49%
 5-year period
  ended 3-31-01     7.25%        8.53%            ---           ---
10-year period
  ended 3-31-01     10.02%      10.67%            ---           ---
Since inception
  of Class (F)       ---          ---            1.37%         3.62%

(A)Performance data represents share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
(B)Performance data is based on deduction of 5.75% sales load on the initial purchase in the periods.
(C)Performance data does not take into account the sales load deducted on an initial purchase.
(D)Performance data reflects the effect of paying the applicable contingent deferred sales charge (CDSC) at a maximum of 5.00% upon redemption at the end of the period.
(E)Performance data does not reflect the effect of paying the applicable CDSC upon redemption at the end of the period.
(F)10-4-99 for Class B shares (the date on which shares were first acquired by shareholders).

Average Annual Total Return(A)

Period                        Class C(B)          Class Y(C)
                              ----------          ----------
 1-year period
  ended 3-31-01  .............   -6.54%              -5.34%
 5-year period
  ended 3-31-01  .............     ---                8.77%
10-year period
  ended 3-31-01  .............     ---                 ---
Since inception
  of Class(D)  ...............    3.72%               9.07%

(A)Performance data represents share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
(B)Performance data reflects the effect of paying the applicable contingent deferred sales charge (CDSC) at a maximum of 1.00% which declines to zero at the end of the first year after investment. (Accordingly, these returns reflect no CDSC since it only applies to Class C shares held for twelve months or less.)
(C)Performance data does not include the effect of sales charges, as Class Y shares are not subject to these charges.
(D)10-5-99 for Class C shares and 1-4-96 for Class Y shares (the date on which shares were first acquired by shareholders).

Portfolio Highlights

On March 31, 2001, Waddell & Reed Advisors Continental Income Fund, Inc. had net assets totaling $531,792,160 invested in a diversified portfolio of:

 60.76%  Common Stocks
 28.87%  United States Government Securities
  5.79%  Corporate Debt Securities
  3.79%  Cash and Cash Equivalents
  0.79%  Preferred Stock


As a shareholder of Waddell & Reed Advisors Continental Income Fund, Inc., for every $100 you had invested on March 31, 2001, your Fund owned:

 $28.87  United States Government Securities
  27.66  Manufacturing Stocks
  15.39  Other Stocks
   9.59  Finance, Insurance and Real Estate Stocks
   8.12  Transportation, Communication, Electric
           and Sanitary Services Stocks
   5.79  Corporate Debt Securities
   3.79  Cash and Cash Equivalents
   0.79  Preferred Stock

THE INVESTMENTS OF CONTINENTAL INCOME FUND
March 31, 2001

                                              Shares        Value

COMMON STOCKS
Apparel and Accessory Stores - 0.63%
 Intimate Brands, Inc.  ..................   229,200 $  3,369,240
                                                     ------------

Building Materials and Garden Supplies - 0.81%
 Home Depot, Inc. (The)  .................   100,000    4,310,000
                                                     ------------

Business Services - 3.73%
 AOL Time Warner Inc.*  ..................   205,000    8,230,750
 Interpublic Group of Companies,
   Inc. (The) ............................   168,500    5,787,975
 Microsoft Corporation*  .................   106,000    5,793,562
                                                     ------------
                                                       19,812,287
                                                     ------------

Chemicals and Allied Products - 10.45%
 Air Products and Chemicals, Inc.  .......   100,000    3,840,000
 American Home Products Corporation  .....   123,800    7,273,250
 Bristol-Myers Squibb Company  ...........   130,000    7,722,000
 Dow Chemical Company (The)  .............   220,000    6,945,400
 Forest Laboratories, Inc.*  .............   106,000    6,279,440
 Merck & Co., Inc.  ......................    90,000    6,831,000
 Pfizer Inc.  ............................   239,750    9,817,763
 Pharmacia Corporation  ..................    55,930    2,817,194
 Procter & Gamble Company (The)  .........    65,000    4,069,000
                                                     ------------
                                                       55,595,047
                                                     ------------

Communication - 4.72%
 BellSouth Corporation  ..................   135,400    5,540,568
 Cox Communications, Inc., Class A*  .....    86,000    3,826,140
 Fox Entertainment Group, Inc., Class A*     247,400    4,849,040
 SBC Communications Inc.  ................   125,000    5,578,750
 Sprint Corporation - FON Group  .........   160,000    3,518,400
 Williams Communications Group, Inc.*  ...   200,000    1,800,000
                                                     ------------
                                                       25,112,898
                                                     ------------


                See Notes to Schedule of Investments on page 14.

THE INVESTMENTS OF CONTINENTAL INCOME FUND
March 31, 2001

                                              Shares        Value

COMMON STOCKS (Continued)
Depository Institutions - 1.88%
 Citigroup Inc.  .........................    73,000 $  3,283,540
 Morgan (J.P.) Chase & Co.  ..............   150,000    6,735,000
                                                     ------------
                                                       10,018,540
                                                     ------------

Electric, Gas and Sanitary Services - 1.14%
 Exelon Corporation  .....................    92,150    6,045,040
                                                     ------------
Electronic and Other Electric Equipment - 3.65%
 Analog Devices, Inc.*  ..................    42,000    1,522,080
 General Electric Company  ...............   100,100    4,190,186
 Nortel Networks Corporation  ............   299,100    4,202,355
 Tellabs, Inc.*  .........................   110,000    4,468,750
 Texas Instruments Incorporated  .........   161,800    5,012,564
                                                     ------------
                                                       19,395,935
                                                     ------------

Food and Kindred Products - 2.49%
 Anheuser-Busch Companies, Inc.  .........   100,000    4,593,000
 ConAgra Foods, Inc.  ....................   268,700    4,901,088
 PepsiCo, Inc.  ..........................    85,500    3,757,725
                                                     ------------
                                                       13,251,813
                                                     ------------

Food Stores - 1.26%
 Kroger Co. (The)*  ......................   260,000    6,705,400
                                                     ------------

General Merchandise Stores - 2.90%
 BJ's Wholesale Club, Inc.*  .............   100,000    4,785,000
 Target Corporation  .....................   190,000    6,855,200
 Wal-Mart Stores, Inc.  ..................    75,000    3,787,500
                                                     ------------
                                                       15,427,700
                                                     ------------


                See Notes to Schedule of Investments on page 14.

THE INVESTMENTS OF CONTINENTAL INCOME FUND
March 31, 2001

                                              Shares        Value

COMMON STOCKS (Continued)
Industrial Machinery and Equipment - 4.44%
 Applied Materials, Inc.*  ...............   107,600 $  4,683,962
 Caterpillar Inc.  .......................   100,000    4,438,000
 Cooper Cameron Corporation*  ............    85,000    4,590,000
 Deere & Company  ........................   125,000    4,542,500
 EMC Corporation*  .......................    82,100    2,413,740
 Hewlett-Packard Company  ................    94,000    2,939,380
                                                     ------------
                                                       23,607,582
                                                     ------------

Insurance Agents, Brokers and Service - 1.71%
 Hartford Financial Services
   Group Inc. (The) ......................   154,000    9,086,000
                                                     ------------

Insurance Carriers - 1.87%
 Berkshire Hathaway Inc., Class B*  ......     3,000    6,528,000
 Lincoln National Corporation  ...........    80,000    3,397,600
                                                     ------------
                                                        9,925,600
                                                     ------------

Metal Mining - 1.14%
 Homestake Mining Company  ...............   558,400    2,937,184
 Newmont Mining Corporation  .............   192,600    3,104,712
                                                     ------------
                                                        6,041,896
                                                     ------------

Motion Pictures - 0.53%
 News Corporation Limited (The), ADR  ....    90,000    2,826,000
                                                     ------------

Nondepository Institutions - 3.17%
 Fannie Mae  .............................   125,000    9,950,000
 Morgan Stanley Dean Witter & Co.  .......   129,500    6,928,250
                                                     ------------
                                                       16,878,250
                                                     ------------


                See Notes to Schedule of Investments on page 14.

THE INVESTMENTS OF CONTINENTAL INCOME FUND
March 31, 2001

                                              Shares        Value

COMMON STOCKS (Continued)
Oil and Gas Extraction - 2.35%
 Burlington Resources Incorporated  ......   218,600 $  9,782,350
 Schlumberger Limited  ...................    46,800    2,696,148
                                                     ------------
                                                       12,478,498
                                                     ------------

Paper and Allied Products - 0.79%
 International Paper Company  ............   116,000    4,185,280
                                                     ------------

Petroleum and Coal Products - 2.09%
 BP Amoco p.l.c., ADR  ...................    88,096    4,371,324
 Exxon Mobil Corporation  ................    83,169    6,736,689
                                                     ------------
                                                       11,108,013
                                                     ------------

Primary Metal Industries - 0.68%
 Alcan Inc.  .............................   100,000    3,600,000
                                                     ------------

Security and Commodity Brokers - 0.96%
 Goldman Sachs Group, Inc. (The)  ........    60,000    5,106,000
                                                     ------------

Stone, Clay and Glass Products - 0.24%
 Corning Incorporated  ...................    63,000    1,303,470
                                                     ------------

Transportation Equipment - 2.83%
 Boeing Company (The)  ...................   125,000    6,963,750
 General Motors Corporation  .............    52,647    2,729,747
 Lockheed Martin Corporation  ............   150,000    5,347,500
                                                     ------------
                                                       15,040,997
                                                     ------------

Water Transportation - 2.26%
 Carnival Corporation  ...................   434,800   12,030,916
                                                     ------------


                See Notes to Schedule of Investments on page 14.

THE INVESTMENTS OF CONTINENTAL INCOME FUND
March 31, 2001

                                              Shares        Value

COMMON STOCKS (Continued)
Wholesale Trade -- Nondurable Goods - 2.04%
 Enron Corp.  ............................    56,000    3,253,600
 Philip Morris Companies Inc.  ...........   160,000    7,592,000
                                                     ------------
                                                       10,845,600
                                                     ------------

TOTAL COMMON STOCKS - 60.76%                         $323,108,002
 (Cost: $302,338,321)

PREFERRED STOCK - 0.79%
Communication
 Cox Communications, Inc.,
   7.0%, Convertible .....................    71,000 $  4,224,500
                                                     ------------
 (Cost: $3,550,000)

                                           Principal
                                           Amount in
                                           Thousands
CORPORATE DEBT SECURITIES
Chemicals and Allied Products - 0.45%
 American Home Products Corporation,
   7.9%, 2-15-05 .........................   $ 2,250    2,407,590
                                                     ------------

Communication - 1.40%
 Bell Atlantic Financial Services, Inc.,
   Convertible,
   5.75%, 4-1-03 (A) .....................     3,000    3,011,250
 BellSouth Savings and Security ESOP Trust,
   9.125%, 7-1-03 ........................     1,377    1,436,611
 Comcast Corporation, ZONES, Convertible,
   2.0%, 10-15-29 ........................     2,750    1,614,938
 Southwestern Bell Telephone Company,
   5.77%, 10-14-03 .......................     1,350    1,363,621
                                                     ------------
                                                        7,426,420
                                                     ------------


                See Notes to Schedule of Investments on page 14.

THE INVESTMENTS OF CONTINENTAL INCOME FUND
March 31, 2001

                                           Principal
                                           Amount in
                                           Thousands        Value

CORPORATE DEBT SECURITIES (Continued)
Electric, Gas and Sanitary Services - 0.34%
 California Infrastructure and Economic Development
   Bank, Special Purpose Trust SCE-1,
   6.38%, 9-25-08 ........................    $1,750 $  1,790,460
                                                     ------------

Food and Kindred Products - 0.87%
 Coca-Cola Enterprises Inc.,
   6.7%, 10-15-36 ........................     4,500    4,656,645
                                                     ------------

Industrial Machinery and Equipment - 0.43%
 Tyco International Group S.A.,
   6.375%, 6-15-05 .......................     2,250    2,276,708
                                                     ------------

Nondepository Institutions - 1.42%
 General Electric Capital Corporation,
   8.3%, 9-20-09 .........................     6,500    7,533,565
                                                     ------------

Stone, Clay and Glass Products - 0.22%
 Corning Incorporated, Convertible,
   0.0%, 11-8-15 .........................     2,000    1,158,000
                                                     ------------

Transportation by Air - 0.66%
 Southwest Airlines Co.,
   7.875%, 9-1-07 ........................     3,300    3,523,377
                                                     ------------

TOTAL CORPORATE DEBT SECURITIES - 5.79%               $30,772,765
 (Cost: $31,145,665)


                See Notes to Schedule of Investments on page 14.

THE INVESTMENTS OF CONTINENTAL INCOME FUND
March 31, 2001

                                           Principal
                                           Amount in
                                           Thousands        Value

UNITED STATES GOVERNMENT SECURITIES
 Federal Home Loan Mortgage Corporation,
   6.625%, 9-15-09 .......................   $ 5,000 $  5,312,500
 Federal National Mortgage Association:
   6.0%, 6-25-07 .........................     1,929    1,929,388
   6.51%, 5-6-08 .........................     6,750    6,850,170
   8.25%, 6-1-08 .........................       227      234,047
   6.19%, 7-7-08 .........................     4,500    4,498,605
   6.625%, 9-15-09 .......................     4,000    4,252,480
   7.25%, 1-15-10 ........................     5,000    5,526,550
 Government National Mortgage Association:
   9.0%, 7-15-16 .........................        26       27,642
   9.0%, 8-15-16 .........................       195      203,492
   9.0%, 10-15-16 ........................       270      281,737
   9.0%, 11-15-16 ........................       104      108,456
   9.0%, 1-15-17 .........................        46       48,345
   9.0%, 3-15-17 .........................       118      123,359
   9.0%, 4-15-17 .........................        81       84,486
   9.0%, 7-15-17 .........................        53       55,317
   6.5%, 8-15-28 .........................     8,474    8,471,094
 United States Treasury:
   8.0%, 5-15-01 .........................    20,000   20,075,000
   6.375%, 8-15-02 .......................    12,000   12,348,720
   7.5%, 2-15-05 .........................    33,000   36,408,240
   6.5%, 8-15-05 .........................     4,000    4,301,880
   7.25%, 5-15-16 ........................     8,500   10,019,375
   6.25%, 8-15-23 ........................    30,000   32,362,500
                                                     ------------

TOTAL UNITED STATES GOVERNMENT SECURITIES - 28.87%   $153,523,383
 (Cost: $149,080,629)

TOTAL SHORT-TERM SECURITIES - 3.13%                   $16,641,986
 (Cost: $16,641,986)

TOTAL INVESTMENT SECURITIES - 99.34%                 $528,270,636
 (Cost: $502,756,601)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.66%       3,521,524

NET ASSETS - 100.00%                                 $531,792,160


                See Notes to Schedule of Investments on page 14.

THE INVESTMENTS OF CONTINENTAL INCOME FUND
March 31, 2001


Notes To Schedule of Investments
    *No income dividends were paid during the preceding 12 months.

(A) This security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2001, the value of this security amounted to $3,011,250 or 0.57% of net assets.

     See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

     See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

STATEMENT OF ASSETS AND LIABILITIES
CONTINENTAL INCOME FUND
March 31, 2001
(In Thousands, Except for Per Share Amounts)

ASSETS
 Investment securities - at value
   (Notes 1 and 3) .................................     $528,271
 Cash  .............................................            1
 Receivables:
   Dividends and interest ..........................        2,640
   Investment securities sold.......................        2,162
   Fund shares sold ................................          350
 Prepaid insurance premium  ........................           20
                                                         --------
    Total assets  ..................................      533,444
                                                         --------
LIABILITIES
 Payable to Fund shareholders  .....................        1,421
 Accrued service fee (Note 2)  .....................           96
 Accrued transfer agency and dividend
   disbursing (Note 2) .............................           83
 Accrued management fee (Note 2)  ..................           20
 Accrued distribution fee (Note 2)  ................           13
 Accrued accounting services fee (Note 2)  .........            6
 Other  ............................................           13
                                                         --------
    Total liabilities  .............................        1,652
                                                         --------
      Total net assets .............................     $531,792
                                                         ========
NET ASSETS
 $1.00 par value capital stock
   Capital stock ...................................     $ 77,398
   Additional paid-in capital ......................      426,317
 Accumulated undistributed income:
   Accumulated undistributed net investment income .          465
   Accumulated undistributed net realized gain
    on investment transactions  ....................        2,098
   Net unrealized appreciation in value of
    investments  ...................................       25,514
                                                         --------
    Net assets applicable to outstanding
      units of capital .............................     $531,792
                                                         ========
Net asset value per share (net assets divided
 by shares outstanding)
 Class A  ..........................................        $6.87
 Class B ...........................................        $6.87
 Class C ...........................................        $6.87
 Class Y  ..........................................        $6.87
Capital shares outstanding
 Class A  ..........................................       76,181
 Class B ...........................................          843
 Class C ...........................................          207
 Class Y  ..........................................          167
Capital shares authorized ..........................      200,000
See Notes to Financial Statements.

STATEMENT OF OPERATIONS
CONTINENTAL INCOME FUND
For the Fiscal Year Ended March 31, 2001
(In Thousands)

INVESTMENT INCOME
 Income (Note 1B):
   Interest and amortization........................      $13,876
   Dividends (net of foreign withholding taxes of $12)      4,663
                                                          -------
    Total income  ..................................       18,539
                                                          -------
 Expenses (Note 2):
   Investment management fee .......................        4,013
   Service fee:
    Class A ........................................        1,324
    Class B ........................................            9
    Class C ........................................            2
   Transfer agency and dividend
    disbursing:
    Class A ........................................          923
    Class B ........................................           12
    Class C ........................................            4
   Distribution fee:
    Class A ........................................           88
    Class B ........................................           28
    Class C ........................................            7
   Accounting services fee .........................           76
   Custodian fees ..................................           25
   Audit fees ......................................           19
   Legal fees ......................................            6
   Shareholder servicing - Class Y .................            2
   Other ...........................................          134
                                                          -------
    Total expenses  ................................        6,672
                                                          -------
      Net investment income ........................       11,867
                                                          -------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (NOTES 1 AND 3)
 Realized net gain on securities  ..................       17,220
 Unrealized depreciation in value of investments
   during the period ...............................      (61,182)
                                                          -------
    Net loss on investments  .......................      (43,962)
                                                          -------
      Net decrease in net assets resulting from
       operations  .................................     $(32,095)
                                                          =======

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
CONTINENTAL INCOME FUND
(In Thousands)
                                        For the fiscal year ended
                                                March 31,
                                         ------------------------
                                              2001       2000
INCREASE (DECREASE) IN NET ASSETS       ------------ ------------
 Operations:
   Net investment income ...............    $ 11,867     $ 13,052
   Realized net gain on investments ....      17,220       76,590
   Unrealized depreciation .............     (61,182)        (671)
                                            --------     --------
    Net increase (decrease) in net
    assets resulting from operations  ..     (32,095)      88,971
                                            --------     --------
 Distributions to shareholders from (Note 1E):*
   Net investment income:
    Class A  ...........................     (12,184)     (12,798)
    Class B  ...........................         (50)          (6)
    Class C  ...........................         (13)          (1)
    Class Y  ...........................         (28)         (27)
   Realized gains on securities transactions:
    Class A  ...........................     (52,217)     (56,127)
    Class B  ...........................        (419)         (50)
    Class C  ...........................        (113)         (10)
    Class Y  ...........................        (110)         (98)
                                            --------     --------
                                             (65,134)     (69,117)
                                            --------     --------
 Capital share transactions
   (Note 5) ............................      29,353       (2,587)
                                            --------     --------
    Total increase (decrease)  .........     (67,876)      17,267
NET ASSETS
 Beginning of period  ..................     599,668      582,401
                                            --------     --------
 End of period, including undistributed
   net investment income of $465 and
   $873, respectively...................    $531,792     $599,668
                                            ========     ========

*See "Financial Highlights" on pages 18 - 21.


See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
CONTINENTAL INCOME FUND
Class A Shares
For a Share of Capital Stock Outstanding Throughout Each Period:*
                              For the fiscal year ended March 31,
                              -----------------------------------
                               2001   2000    1999   1998    1997
                             ------ ------  ------ ------  ------
Net asset value,
 beginning of
 period  ...........          $8.20  $7.97   $8.32  $7.57   $8.00
                              -----  -----   -----  -----   -----
Income (loss) from investment
 operations:
 Net investment
   income ..........           0.16   0.18    0.33   0.24    0.24
 Net realized and
   unrealized gain (loss)
   on investments ..          (0.57)  1.04    0.04   1.58    0.22
                              -----  -----   -----  -----   -----
Total from investment
 operations  .......          (0.41)  1.22    0.37   1.82    0.46
                              -----  -----   -----  -----   -----
Less distributions:
 From net investment
   income ..........          (0.17) (0.18)  (0.32) (0.24)  (0.24)
 From capital gains           (0.75) (0.81)  (0.40) (0.83)  (0.65)
                              -----  -----   -----  -----   -----
Total
 distributions  ....          (0.92) (0.99)  (0.72) (1.07)  (0.89)
                              -----  -----   -----  -----   -----
Net asset value,
 end of period  ....          $6.87  $8.20   $7.97  $8.32   $7.57
                              =====  =====   =====  =====   =====

Total return** .....          -5.61% 16.36%   3.38% 25.20%   5.88%
Net assets, end of
 period (in
 millions)  ........           $523   $597    $581   $599    $508
Ratio of expenses to
 average net assets            1.16%  1.15%   0.99%  0.91%   0.93%
Ratio of net investment
 income to average net
 assets  ...........           2.08%  2.22%   2.69%  2.88%   3.01%
Portfolio turnover
 rate  .............          47.03% 72.40%  50.68% 55.46%  40.29%
 *Per-share amounts have been adjusted retroactively to reflect the 200% stock dividend effected June 26, 1998.
**Total return calculated without taking into account the sales load deducted on an initial purchase.
See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
CONTINENTAL INCOME FUND
Class B Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

                                                          For the
                                           For the         period
                                            fiscal           from
                                              year       10-4-99*
                                             ended        through
                                           3-31-01        3-31-00
                                           -------        -------
Net asset value,
 beginning of period                         $8.20          $8.11
                                             ----           ----
Income (loss) from investment
 operations:
 Net investment income                        0.10           0.05
 Net realized and
   unrealized gain (loss)
   on investments ..                         (0.58)          0.91
                                             ----           ----
Total from investment
 operations  .......                         (0.48)          0.96
                                             ----           ----
Less distributions:
 From net investment
   income ..........                         (0.10)         (0.06)
 From capital gains                          (0.75)         (0.81)
                                             ----           ----
Total distributions                          (0.85)         (0.87)
                                             ----           ----
Net asset value,
 end of period  ....                         $6.87          $8.20
                                             ====           ====

Total return .......                         -6.49%         12.75%
Net assets, end of
 period (in
 millions)  ........                            $6             $1
Ratio of expenses to
 average net assets                           2.07%          2.08%**
Ratio of net investment
 income to average
 net assets  .......                          1.16%          1.14%**
Portfolio turnover
 rate  .............                         47.03%         72.40%**

 *Commencement of operations.
**Annualized.
See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
CONTINENTAL INCOME FUND
Class C Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

                                                          For the
                                           For the         period
                                            fiscal           from
                                              year       10-5-99*
                                             ended        through
                                           3-31-01        3-31-00
                                           -------        -------
Net asset value,
 beginning of period                         $8.20          $8.09
                                             ----           ----
Income (loss) from investment
 operations:
 Net investment income                        0.09           0.05
 Net realized and
   unrealized gain (loss)
   on investments ..                         (0.58)          0.93
                                             ----           ----
Total from investment
 operations  .......                         (0.49)          0.98
                                             ----           ----
Less distributions:
 From net investment
   income ..........                         (0.09)         (0.06)
 From capital gains                          (0.75)         (0.81)
                                             ----           ----
Total distributions                          (0.84)         (0.87)
                                             ----           ----
Net asset value,
 end of period  ....                         $6.87          $8.20
                                             ====           ====

Total return .......                         -6.54%         12.98%
Net assets, end of
 period (000 omitted)                       $1,419           $279
Ratio of expenses to
 average net assets                           2.13%          2.23%**
Ratio of net investment
 income to average
 net assets  .......                          1.10%          1.09%**
Portfolio turnover
 rate  .............                         47.03%         72.40%**

 *Commencement of operations.
**Annualized.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
CONTINENTAL INCOME FUND
Class Y Shares
For a Share of Capital Stock Outstanding Throughout Each Period:*

                              For the fiscal year ended March 31,
                             ------------------------------------
                               2001   2000    1999   1998    1997
                             ------ ------  ------ ------  ------
Net asset value,
 beginning of period          $8.20  $7.97   $8.33  $7.57   $8.00
                              -----  -----   -----  -----   -----
Income (loss) from investment
 operations:
 Net investment
   income ..........           0.24   0.21    0.07   0.26    0.26
 Net realized and
   unrealized gain (loss)
   on investments ..          (0.63)  1.03    0.32   1.58    0.21
                              -----  -----   -----  -----   -----
Total from investment
 operations  .......          (0.39)  1.24    0.39   1.84    0.47
                              -----  -----   -----  -----   -----
Less distributions:
 From net investment
   income ..........          (0.19) (0.20)  (0.35) (0.26)  (0.26)
 From capital gains           (0.75) (0.81)  (0.40) (0.82)  (0.64)
                              -----  -----   -----  -----   -----
Total distributions           (0.94) (1.01)  (0.75) (1.08)  (0.90)
                              -----  -----   -----  -----   -----
Net asset value,
 end of period  ....          $6.87  $8.20   $7.97  $8.33   $7.57
                              =====  =====   =====  =====   =====

Total return .......          -5.34% 16.72%   3.58% 25.43%   6.07%
Net assets, end of
 period (in
 millions)  ........             $1     $1      $1    $11      $6
Ratio of expenses
 to average net
 assets  ...........           0.89%  0.86%   0.81%  0.75%   0.75%
Ratio of net
 investment income
 to average net
 assets  ...........           2.34%  2.50%   3.32%  3.01%   3.20%
Portfolio
 turnover rate  ....          47.03% 72.40%  50.68% 55.46%  40.29%
*Per-share amounts have been adjusted retroactively to reflect the 200% stock dividend effected June 26, 1998.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
March 31, 2001

NOTE 1 -- Significant Accounting Policies

Waddell & Reed Advisors Continental Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Its investment objective is to provide current income to the extent that, in the opinion of the Fund's investment manager, market and economic conditions permit. As a secondary goal, this Fund seeks long-term appreciation of capital. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Security valuation -- Each stock and convertible bond is valued at the latest sale price thereof on the last business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service or dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using the Nasdaq Stock Market, which provides information on bid and asked prices quoted by major dealers in such stocks. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors. Short-term debt securities are valued at amortized cost, which approximates market.

B. Security transactions and related investment income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Original issue discount (as defined in the Internal Revenue Code), premiums on the purchase of bonds and post-1984 market discount are amortized for both financial and tax reporting purposes over the remaining lives of the bonds. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. See Note 3 -- Investment Security Transactions.

C. Foreign currency translations -- All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily. Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates. The Fund combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments.

D. Federal income taxes -- It is the Fund's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. See Note 4 -- Federal Income Tax Matters.

E. Dividends and distributions -- Dividends and distributions to shareholders are recorded by the Fund on the business day following record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryovers.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A new provision in the AICPA Audit and Accounting Guide for Investment Companies, as revised, requires mandatory amortization of premiums and discounts on debt securities for fiscal years beginning after December 15, 2000. The fund already amortizes premiums and discounts on debt securities; therefore management believes there will be no impact to the Fund.

NOTE 2 -- Investment Management and Payments to Affiliated Persons

The Fund pays a fee for investment management services. The fee is computed daily based on the net asset value at the close of business. The fee is payable by the Fund at the annual rates of 0.70% of net assets up to $1 billion, 0.65% of net assets over $1 billion and up to $2 billion, 0.60% of net assets over $2 billion and up to $3 billion, and 0.55% of net assets over $3 billion. The Fund accrues and pays the fee daily.

Pursuant to assignment of the Investment Management Agreement between the Fund and Waddell & Reed, Inc. ("W&R"), Waddell & Reed Investment Management Company ("WRIMCO"), a wholly owned subsidiary of W&R, serves as the Fund's investment manager.

The Fund has an Accounting Services Agreement with Waddell & Reed Services Company ("WARSCO"), a wholly owned subsidiary of W&R. Under the agreement, WARSCO acts as the agent in providing accounting services and assistance to the Fund and pricing daily the value of shares of the Fund. For these services, the Fund pays WARSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

                            Accounting Services Fee
                  Average
               Net Asset Level           Annual Fee
          (all dollars in millions) Rate for Each Level
          ------------------------- -------------------
           From $    0 to $   10          $      0
           From $   10 to $   25          $ 11,000
           From $   25 to $   50          $ 22,000
           From $   50 to $  100          $ 33,000
           From $  100 to $  200          $ 44,000
           From $  200 to $  350          $ 55,000
           From $  350 to $  550          $ 66,000
           From $  550 to $  750          $ 77,000
           From $  750 to $1,000          $ 93,500
                $1,000 and Over           $110,000

In addition, for each class of shares in excess of one, the Fund pays WARSCO a monthly per-class fee equal to 2.5% of the monthly base fee.

Prior to September 1, 2000, the Accounting Services Agreement was as shown in the following table.

                            Accounting Services Fee
                  Average
               Net Asset Level           Annual Fee
          (all dollars in millions) Rate for Each Level
          ------------------------- -------------------
           From $    0 to $   10          $      0
           From $   10 to $   25          $ 10,000
           From $   25 to $   50          $ 20,000
           From $   50 to $  100          $ 30,000
           From $  100 to $  200          $ 40,000
           From $  200 to $  350          $ 50,000
           From $  350 to $  550          $ 60,000
           From $  550 to $  750          $ 70,000
           From $  750 to $1,000          $ 85,000
                $1,000 and Over           $100,000

For Class A, Class B and Class C shares, the Fund pays WARSCO a monthly per account charge for transfer agency and dividend disbursement services of $1.4125 for each shareholder account which was in existence at any time during the prior month. With respect to Class Y shares, the Fund pays WARSCO a monthly fee at an annual rate of 0.15% of the average daily net assets of the class for the preceding month. The Fund also reimburses W&R and WARSCO for certain out-of-pocket costs.

Prior to September 1, 2000, for Class A, Class B and Class C shares, the Fund paid WARSCO a monthly per account charge for transfer agency and dividend disbursement services of $1.3125 for each shareholder account which was in existence at any time during the prior month, plus $0.30 for each account on which a dividend or distribution of cash or shares had a record date in that month.

As principal underwriter for the Fund's shares, W&R received gross sales commissions for Class A shares (which are not an expense of the Fund) of $805,500. During the period ended March 31, 2001, W&R received $3,071 and $600 in deferred sales charges for Class B shares and Class C shares, respectively. With respect to Class A, Class B and Class C shares, W&R paid sales commissions of $563,878 and all expenses in connection with the sale of Fund shares, except for registration fees and related expenses.

Under a Distribution and Service Plan for Class A shares adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay monthly a distribution and/or service fee to W&R in an amount not to exceed 0.25% of the Fund's Class A average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.

Under the Distribution and Service Plan adopted by the Fund for Class B and Class C shares, respectively, the Fund may pay W&R a service fee of up to 0.25%, on an annual basis, of the average daily net assets of the class to compensate W&R for providing services to shareholders of that class and/or maintaining shareholder accounts for that class and a distribution fee of up to 0.75%, on an annual basis, of the average daily net assets of the class to compensate W&R for distributing the shares of that class. The Class B Plan and the Class C Plan each permit W&R to receive compensation, through the distribution and service fee, respectively, for its distribution activities for that class, which are similar to the distribution activities described with respect to the Class A Plan, and for its activities in providing personal services to shareholders of that class and/or maintaining shareholder accounts of that class, which are similar to the corresponding activities for which it is entitled to reimbursement under the Class A Plan.

The Fund paid Directors' fees of $17,433, which are included in other expenses.

W&R is a subsidiary of Waddell & Reed Financial, Inc., a holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 3 -- Investment Security Transactions

Purchases of investment securities, other than U.S. Government obligations and short-term securities, aggregated $256,490,928 while proceeds from maturities and sales aggregated $262,722,766. Purchases of short-term securities aggregated $1,306,076,690. Proceeds from maturities and sales of short-term securities and U.S. Government securities aggregated $1,303,419,521 and $19,162,795, respectively.

For Federal income tax purposes, cost of investments owned at March 31, 2001 was $502,838,227, resulting in net unrealized appreciation of $25,432,409, of which $59,819,763 related to appreciated securities and $34,387,354 related to depreciated securities.

NOTE 4 -- Federal Income Tax Matters

For Federal income tax purposes, the Fund realized capital gain net income of $16,221,912 during the fiscal year ended March 31, 2001, of which a portion was paid to shareholders during the period ended March 31, 2001. Remaining capital gain net income will be distributed to the Fund's shareholders.

NOTE 5 -- Multiclass Operations

The Fund is authorized to offer four classes of shares, Class A, Class B, Class C and Class Y, each of which have equal rights as to assets and voting privileges. Class Y shares are not subject to a sales charge on purchases, are not subject to a Rule 12b-1 Distribution and Service Plan and are subject to a separate transfer agency and dividend disbursement services fee structure. A comprehensive discussion of the terms under which shares of each class are offered is contained in the Prospectus and the Statement of Additional Information for the Fund.

Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of their relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

Transactions in capital stock are summarized below.  Amounts are in thousands.

                                                 For the fiscal
                                           year ended March 31,
                                     --------------------------
                                          2001             2000
                                     ------------  ------------
Shares issued from sale of shares:
 Class A  ..............................     5,221        4,530
 Class B  ..............................       678          181
 Class C  ..............................       212           33
 Class Y  ..............................        50           25
Shares issued from reinvestment of dividends
 and/or capital gains distribution:
 Class A  ..............................     8,373        8,645
 Class B  ..............................        63            8
 Class C  ..............................        17            1
 Class Y  ..............................        19           16
Shares redeemed:
 Class A  ..............................   (10,191)     (13,314)
 Class B  ..............................       (69)         (17)
 Class C  ..............................       (57)         ---*
 Class Y  ..............................       (38)         (41)
                                            ------       ------
Increase in outstanding capital
 shares ................................     4,278           67
                                            ======       ======
Value issued from sale of shares:
 Class A  ..............................   $40,169     $ 36,528
 Class B  ..............................     5,236        1,432
 Class C  ..............................     1,650          259
 Class Y  ..............................       396          202
Value issued from reinvestment of dividends
 and/or capital gains distribution:
 Class A  ..............................    61,638       66,193
 Class B  ..............................       459           56
 Class C  ..............................       126           11
 Class Y  ..............................       137          125
Value redeemed:
 Class A  ..............................   (79,216)    (106,928)
 Class B  ..............................      (521)        (128)
 Class C  ..............................      (420)          (2)
 Class Y  ..............................      (301)        (335)
                                          --------      -------
Increase (decrease) in
 outstanding capital  ..................   $29,353    $ (2,587)
                                          ========      =======

*Not shown due to rounding.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Waddell & Reed Advisors Continental Income Fund, Inc.:


We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Waddell & Reed Advisors Continental Income Fund, Inc. (the "Fund") as of March 31, 2001, and the related statement of operations for the fiscal year then ended, the statements of changes in net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the five fiscal years in the period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Waddell & Reed Advisors Continental Income Fund, Inc. as of March 31, 2001, the results of its operations for the fiscal year then ended, the changes in its net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the five fiscal years in the period then ended in conformity with accounting principles generally accepted in the United States of America.



Deloitte & Touche LLP
Kansas City, Missouri
May 9, 2001

INCOME TAX INFORMATION

The amounts of the dividends and long-term capital gains below, multiplied by the number of shares owned by you on the record dates, will give you the total amounts to be reported in your Federal income tax return for the years in which they were received or reinvested.

                        PER-SHARE AMOUNTS REPORTABLE AS:
             --------------------------------------------------------
                      For Individuals       For Corporations
                   -------------------------------------------------------
  Record             Ordinary Long-Term                Non- Long-Term
    Date    Total      IncomeCapital GainQualifyingQualifyingCapital Gain
----------- -----    ------------------------------------------------
                                    Class A
06-14-00  $0.0400     $0.0400   $   ---  $0.0126    $0.0274   $   ---
09-13-00   0.0400      0.0400       ---   0.0130     0.0270
12-13-00   0.8050      0.1615    0.6435   0.0179     0.1436    0.6435
03-14-01   0.0350      0.0350       ---   0.0132     0.0218       ---
          -------     -------   -------  -------    -------   -------
Total     $0.9200     $0.2765   $0.6435  $0.0567    $0.2198   $0.6435
          =======     =======   =======  =======    =======   =======

                                    Class B
06-14-00  $0.0200     $0.0200   $   ---  $0.0063    $0.0137   $   ---
09-13-00   0.0210      0.0210       ---   0.0068     0.0142       ---
12-13-00   0.7860      0.1425    0.6435   0.0117     0.1308    0.6435
03-14-01   0.0190      0.0190       ---   0.0071     0.0119       ---
          -------     -------   -------  -------    -------   -------
Total     $0.8460     $0.2025   $0.6435  $0.0319    $0.1706   $0.6435
          =======     =======   =======  =======    =======   =======

                                    Class C
06-14-00  $0.0200     $0.0200   $   ---  $0.0063    $0.0137   $   ---
09-13-00   0.0200      0.0200       ---   0.0065     0.0135       ---
12-13-00   0.7840      0.1405    0.6435   0.0110     0.1295    0.6435
03-14-01   0.0180      0.0180       ---   0.0068     0.0112       ---
          -------     -------   -------  -------    -------   -------
Total     $0.8420     $0.1985   $0.6435  $0.0306    $0.1679   $0.6435
          =======     =======   =======  =======    =======   =======

                                    Class Y
06-14-00  $0.0460     $0.0460   $   ---  $0.0145    $0.0315   $   ---
09-13-00   0.0460      0.0460       ---   0.0149     0.0311       ---
12-13-00   0.8100      0.1665    0.6435   0.0195     0.1470    0.6435
03-14-01   0.0400      0.0400       ---   0.0150     0.0250       ---
          -------     -------   -------  -------    -------   -------
Total     $0.9420     $0.2985   $0.6435  $0.0639    $0.2346   $0.6435
          =======     =======   =======  =======    =======   =======

CORPORATION DEDUCTIONS -- Under Federal tax law, the amounts reportable as Qualifying Dividends are eligible for the dividends received deduction in the year received as provided by Section 243 of the Internal Revenue Code.

The tax status of dividends paid will be reported to you on Form 1099-DIV after the close of the applicable calendar year.

Shareholders are advised to consult with their tax adviser concerning the tax treatment of dividends and distributions from the Fund.

To all traditional IRA Planholders:

As required by law, income tax will automatically be withheld from any distribution or withdrawal from a traditional IRA unless you make a written election not to have taxes withheld. The election may be made by submitting forms provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed representative or by submitting Internal Revenue Service Form W-4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.

DIRECTORS
Keith A. Tucker, Overland Park, Kansas, Chairman of the Board
James M. Concannon, Topeka, Kansas
John A. Dillingham, Kansas City, Missouri
David P. Gardner, San Mateo, California
Linda K. Graves, Topeka, Kansas
Joseph Harroz, Jr., Norman, Oklahoma
John F. Hayes, Hutchinson, Kansas
Robert L. Hechler, Overland Park, Kansas
Henry J. Herrmann, Overland Park, Kansas
Glendon E. Johnson, Miami, Florida
William T. Morgan, Coronado, California
Frank J. Ross, Jr., Kansas City, Missouri
Eleanor B. Schwartz, Kansas City, Missouri
Frederick Vogel III, Milwaukee, Wisconsin


OFFICERS
Robert L. Hechler, President
Henry J. Herrmann, Vice President
Theodore W. Howard, Vice President and Treasurer
Cynthia P. Prince-Fox, Vice President
Kristen A. Richards, Vice President and Secretary
Daniel C. Schulte, Vice President

The Waddell & Reed Advisors Group of Mutual Funds

Waddell & Reed Advisors Accumulative Fund
Waddell & Reed Advisors Asset Strategy Fund, Inc.
Waddell & Reed Advisors Bond Fund
Waddell & Reed Advisors Cash Management, Inc.
Waddell & Reed Advisors Continental Income Fund, Inc.
Waddell & Reed Advisors Core Investment Fund
Waddell & Reed Advisors Global Bond Fund, Inc.
Waddell & Reed Advisors Government Securities Fund, Inc.
Waddell & Reed Advisors High Income Fund, Inc.
Waddell & Reed Advisors International Growth Fund, Inc.
Waddell & Reed Advisors Municipal Bond Fund, Inc.
Waddell & Reed Advisors Municipal High Income Fund, Inc.
Waddell & Reed Advisors Municipal Money Market Fund, Inc.
Waddell & Reed Advisors New Concepts Fund, Inc.
Waddell & Reed Advisors Retirement Shares, Inc.
Waddell & Reed Advisors Science and Technology Fund
Waddell & Reed Advisors Small Cap Fund, Inc.
Waddell & Reed Advisors Tax-Managed Equity Fund, Inc.
Waddell & Reed Advisors Value Fund, Inc.
Waddell & Reed Advisors Vanguard Fund, Inc.





FOR MORE INFORMATION:
Contact your representative, or your
local office as listed on your
Account Statement, or contact:
  WADDELL & REED
  CUSTOMER SERVICE
  6300 Lamar Avenue
  P.O. Box 29217
  Shawnee Mission, KS 66201-9217
  (888)-WADDELL
  (888)-923-3355

Our INTERNET address is:
  http://www.waddell.com


NUR1004A(3-01)

For more complete information regarding any of the mutual funds in Waddell & Reed Advisors Funds, including charges and expenses, please obtain the Fund's prospectus by calling or writing to the number or address listed above. Please read the prospectus carefully before investing.